SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                               FORM 8-K

                           CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                           February 24, 1998
              Date of Report (Date of earliest event reported)


                      AMERICAN OILFIELD DIVERS, INC.
           (Exact name of Registrant as specified in its charter)


          LOUISIANA             0-22032             72-0918249
       (State or other      (Commission File     (I.R.S. Employer
        jurisdiction           Number)           Identification
      of incorporation)                             Number)

               900 Town & County Lane, Suite 400
                     Houston, Texas  77024
         (Address of principal executive offices)  (Zip Code)

                        (713) 430-1100
        (Registrant's telephone number, including area code)


                        Not Applicable
      (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On February 24, 1998, the Registrant announced its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters. Such matters are described in the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

     (a) No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued by the Registrant
               on  February  24, 1998 announcing  its
               fourth quarter  and  12-month earnings
               for the year ended December  31,  1997
               and related matters.


                     SIGNATURES

     Pursuant  to  the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       By:  /s/ Cathy M. Green
                            __________________________
                                Cathy M. Green
                           Vice President-Finance and
                            Chief Financial Officer
Dated: February 26, 1998

                                   EXHIBIT INDEX



          99.1 Press  release  issued  by the
          Registrant  on  February  24,  1998
          announcing  its  fourth quarter and
          12-month  earnings   for  the  year
          ended December 31, 1997 and related
          matters.